Note 9 - Employee Benefit Plan	12 Months Ended
Dec. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]

9.           Employee Benefit Plan

Until its termination effective June 1, 2012, IPC had a defined contribution plan offered to all eligible employees, which was qualified under section 401(k) of the Internal Revenue Code. IPC matched 50% of the first 4% of elective contributions made by each qualifying employee in 2012 and an additional discretionary match up to an additional 50% of the first 4% of elective contributions, if certain adjusted EBITDA targets are met. Employer contributions for the years ended December 31, 2013 and 2012 were $0 and $3,000.